U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

            NEVADA                                         33-0925319
     (State or other jurisdiction of                       (IRS Employer
 incorporation  or  organization)                   Identification  No.)

     2200  POST  OAK  BLVD.  SUITE  340,
             HOUSTON,  TEXAS                                 77056
(Address  of principal executive offices)                 (Zip Code)

                               (604)  629-8603
           (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.


     On April 25, 2006, Texhoma Energy, Inc.'s (the "Company's, "we," "us") wholly-owned subsidiary, Texaurus Energy, Inc., which was formed in March 2006 as a Delaware corporation ("Texaurus"), closed the purchase of certain oil and gas leases in Vermillion Parish, Louisiana, which represent a 10% working interest (7.3% net revenue interest) in such leases (the "Little White Lake
Property") pursuant to the terms of a Sales and Purchase Agreement between Structured Capital Corp., a Texas corporation, as seller ("Structured" and the "Sales and Purchase Agreement"), as amended by the First Amendment to Sales and Purchase Agreement by and between Texaurus and Structured dated April 20, 2006, which clarified the purchase price to be paid (collectively the "Structured Agreement") to purchase the Little White Lake Property.

     The agreed purchase price of the Little White Lake Property was a) two million five hundred thousand dollars ($2,500,000) and b) the issuance of 37,500,000 shares of our common stock. We paid the $2,500,000 purchase price of the Little White Lake Property with money raised from Texaurus' sale of an $8,500,000 Secured Term Note to Laurus Master Fund, Ltd. ("Laurus"), as disclosed in greater detail in our Report on Form 8-K filed with the Commission on April 4, 2006.

     Texaurus originally entered into the Sales and Purchase Agreement with Structured on March 15, 2006, as disclosed in our Report on Form 8-K filed with the Commission on April 4, 2006.

     In connection with the closing of the Structured Agreement, Texaurus entered into a Mortgage, Security Agreement, Finance Statement and Assignment of Production ("Mortgage") and Collateral Assignment agreement, whereby it pledged all right title and interest in and granted Laurus a security interest in, among other things, our ownership of the Little White Lake Property; any and all present and future agreements entered into in connection with the Little White Property; any and all hydrocarbons in, under or produced by the Little White Lake Property; all operating equipment; well data; and surfaces leases ("Pledged Items"). Pursuant to the Mortgage, the Pledged Items are to secure all indebtedness owed to Laurus whether then owed or incurred thereafter by Texaurus.

     In connection with the issuance of 37,500,000 shares of our common stock to Structured (valued at $1,500,000 or $0.04 per share) pursuant to the Sales and Purchase Agreement, we agreed to pay Jostein Hauge, the President of Structured, individually ("Hauge") as the agent who secured the investment on behalf of the Company, a fee equal to 6.0% ($90,000) of the shares sold in connection with the Sales and Purchase Agreement. The fee is payable by us to Hauge within thirty
(30)  days  of  closing  the  Little  White  Lake  acquisition.

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     In April 2006, we issued 37,500,000 restricted shares of the Company's common stock to Structured Capital Corp., in connection with the Structured Agreement, and the purchase of the Little White Lake Property. We claim an

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exemption  from registration  afforded  by Section 4(2) of the Securities Act of
1933, since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number     Description
--------------     -----------

10.1(1)            Sales and Purchase Agreement with Structured Capital Corp.
10.2*              First Amendment to Sales and Purchase Agreement
10.3*              Mortgage, Security Agreement, Finance Statement and
                   Assignment of Production
10.4*              Collateral Assignment


* Attached hereto.

(1) Filed as Exhibits to our Report on Form 8-K filed on April 4, 2006, and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------

April 25, 2006

/s/ Frank A. Jacobs
--------------------
Frank A. Jacobs,
Chief Executive Officer

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